Annual Meeting of Shareholders

May 10, 2016



First National Corporation

Forward-looking statements

The Company makes forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include statements regarding profitability, liquidity, adequacy of capital, the allowance for loan losses, interest rate sensitivity, market risk, growth strategy, and financial and other goals. The words, "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends," or other similar words or terms are intended to identify forward-looking statements. These forward-looking statements are subject to significant uncertainties.

Because of these uncertainties, actual future results may be materially different from the results indicated by these forward-looking statements. In addition, past results of operations do not necessarily indicate future results. The following presentation should be read in conjunction with the consolidated financial statements and related notes included in Part II, Item 8, and Item 1A. Risk Factors of the Company's Form 10-K for the year ended December 31, 2015.

Operating philosophy

Banking is a people business

"Large enough to deliver, small enough to care"

Business lines


First Bank
Business Banking
Personal Banking
Mortgage
Wealth Management

Founded	1907
Total assets	$701MM

Retail banking offices	15
Trust assets	$179MM

Strategic vision

- Build a profitable banking company across markets where community engagement and relationship focus are valued
- Core funding is the building block for valuable banking franchise
- Relationships drive margin preservation and profitability
- Adapting to changing customer behaviors is essential to building and maintaining relationships
- Deliver consistent reliable return to shareholders through both organic growth and acquisitions
- Financially strong enough to be opportunistic yet disciplined enough to say no

Experienced team

Executive	Role	Industry Experience	Years in Market
Scott Harvard	President & CEO	31 years	5 years
Dennis Dysart	Sr. EVP, COO	23 years	23 years
Shane Bell	EVP, CFO	22 years	14 years
Samuel Crow, Jr.	EVP, CCO	25 years	2 years
Butch Smiley	Regional President	34 years	34 years

2015 highlights

- Completed six branch acquisition, $186 million deposits
  - Retained 94% of acquired deposits post closing
  - Added Regional President and loan team
- Assets increased from $518 million to $692 million
- Loan growth of $61 million to $439 million
  - 32% of acquired deposits deployed into loans in year one
- Net interest income increased $2.1 million or 11%
- Redeemed $14.6 million of high cost preferred stock
  - Annual savings of over $1 million
- Embarked on efficiency initiative
  - Streamline, Simplify, Serve and Save

Pre-acquisition



Waynesburg
Gettysburg
York
Cherry Hill
McConnelsville
New Martinsville
Frostburg
Cumberland
Hanover
Newark
Wilmington
Middlebourne
Morgantown
Hagerstown
Vienna
West Union
Kingwood
Towson
Vineland
Clarksburg
Catonsville
Parkersburg
New Milton
Parsons
Columbia
Baltimore
Dover
Elizabeth
Annapolis
DEL.
Milford
Spencer
Weston
Elkins
Washington
Denton
Georgetown
Franklin
Cambridge
Seaford
Sutton
Clay
Dale City
Ocean Pines
Glade View
Lexington Park
Summersville
Monterey
Fredericksburg
Salisbury
Orange
Staunton
Princess Anne
Snow Hill
Fayetteville
Charlottesville
Pocomoke City
Oak Hill
Warm Springs
Waynesboro
Heathsville
Lewisburg
Lancaster
Lee Mont
Atlantic
64
Cunningham
Accomac
Metompkin
Beckley
Lexington
Tuckahoe
Welch
Union
Buckingham
White Stone Beach
Richmond
Lynchburg
Bluefield
Salem
Bedford
Farmville
Hopewell
Eastville
Blacksburg
Roanoke
Charlotte Court House
Petersburg
Hampton
Virginia Beach
Wytheville
Lunenburg
Norfolk
Taylors Valley
Hillsville
Suffolk
Independence
Wolf Trap
South Hill
Emporia
Danville
Boydton
Chesapeake
Eden

Post-acquisition



McConnelsville
New Martinsville
Middlebourne
West Union
Clarksburg
Vienna
Parkersburg
New Milton
Elizabeth
Spencer
Weston
Elkins
Parsons
WEST VIRGINIA
Franklin
Clay
Webster Springs
Summersville
Fayetteville
Oak Hill
Warm Springs
Lewisburg
Beckley
Shady Spring
Lexington
Welch
Bluefield
Tazewell
Salem
Bedford
Roanoke
Wytheville
Taylors Valley
Hillsville
Independence
Danville
Boydton
South Hill
Emporia
Charlotte Court House
Orange
Charlottesville
Fredericksburg
Dale City
Richmond
Petersburg
Hampton
Norfolk
Virginia Beach
Suffolk
Chesapeake
Saluda
Heathsville
Lancaster
Lee Mont
Atlantic
Metompkin
Pungoteague
Eastville
Princess Anne
Pocomoke City
Salisbury
Snow Hill
Ocean Pines
Parsonsburg
Seaford
Georgetown
Easton
Cambridge
Washington
Annapolis
Baltimore
Columbia
Catonsville
Edgewood
MARYLAND
Elkton
Newark
Wilmington
Chester
Cherry Hil
Vineland
Dover
DEL.
Hanover
York
Gettysburg
McConnellsburg
Cumberland
Frostburg
Morgantown
64
85

The Acquisition

Successful execution

- Pre-closing runoff was surprising
  - From $308 million to $186 million
- Pricing adjusted for runoff
  - Pricing remained favorable, included gain on real estate
- Financial impact exceeded expectations
  - TBV per share dilution recovery in one year
- Post closing runoff better than target
  - Retained 94% of deposits
- Mix and cost of funds was on target
  - Legacy deposit cost reduced by 5 bps
- Enabled bank to hire top notch lending team
  - Loan production exceeded plan
- **Made us a better bank for driving value**
  - Core funding secured
  - Expanded to new markets
  - Delivery changes much more in focus

Stock price

1 Year = 3.47%


$10.00
$9.50
$9.00
$8.50
$8.00
$7.50
$8.95
12/31/2014
1/31/2015
2/28/2015
3/31/2015
4/30/2015
5/31/2015
6/30/2015
7/31/2015
8/31/2015
9/30/2015
10/31/2015
11/30/2015
12/31/2015

Source: SNL Financial. Stock price from 1/1/15 to 12/31/15

2016 first quarter highlights

- Net loans increased $15.1 million
- Net income available to common shareholders increased 35% to $1.1 million, compared to the fourth quarter of 2015
- Net interest margin increased to 3.63%, compared to 3.53% for the fourth quarter of 2015
- Noninterest expense decreased $395 thousand, or 6%, compared to the fourth quarter of 2015
- Increased cash dividend on common stock

Stock price

YTD = 6.15%



$9.50
$9.50
$9.30
$9.10
$8.90
$8.70
$8.50
12/31/2015
1/31/2016
2/29/2016
3/31/2016
4/30/2016

Source: SNL Financial. Stock price from 1/1/16 to 5/9/16

Balance sheet (condensed)

	12/31/2015	12/31/2014
ASSETS		
Cash and deposits in banks	$ 39,334	$ 24,845
Securities	173,469	84,658
Loans, net	433,798	372,020
Other	45,720	36,642
Total assets	$ 692,321	$ 518,165
LIABILITIES AND SHAREHOLDERS' EQUITY		
Deposits	$ 627,116	$ 444,338
Subordinated debt	4,913	-
Junior subordinated debt	9,279	9,279
Other	5,060	4,984
Total liabilities	$ 646,368	$ 458,601
Preferred equity	$ -	$ 14,595
Common equity	45,953	44,969
Total equity	$ 45,953	$ 59,564
Total liabilities and equity	$ 692,321	$ 518,165

(in millions)

Lower cost of capital



Total risk-based capital ratio
20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
3Q15
4Q15
Common Equity Tier 1
Tier 2
Subordinated debt
Preferred stock

- Redeemed $14.6 million preferred stock
- Issued $5.0 million subordinated debt
- Over $1.0 million savings annually

Growth


Assets
$800.0
$600.0
$400.0
$200.0
$-
$692.3
2011
2012
2013
2014
2015


Deposits
$800.0
$600.0
$400.0
$200.0
$-
$627.10
2011
2012
2013
2014
2015


Loans
$450.0
$400.0
$350.0
$300.0
$439.3
2011
2012
2013
2014
2015

(in millions)

Profitability


Return on assets
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.43%
0.27%
0.42%
0.54%
0.64%
1Q15
2Q15
3Q15
4Q15
1Q16


Return on equity
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
3.67%
2.97%
4.80%
7.01%
9.39%
1Q15
2Q15
3Q15
4Q15
1Q16


Efficiency ratio
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
80.5%
83.5%
81.4%
78.4%
77.3%
1Q15
2Q15
3Q15
4Q15
1Q16


Net interest margin
4.00%
3.75%
3.50%
3.25%
3.00%
3.96%
3.29%
3.40%
3.53%
3.63%
1Q15
2Q15
3Q15
4Q15
1Q16

Revenue growth


$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
1Q15
2Q15
3Q15
4Q15
1Q16
Net interest income
Non-interest income

(in millions)

Expense management



$7.0
$6.5
$6.0
$5.5
$5.0
$4.5
$4.0
$6.1
1Q15
2Q15
3Q15
4Q15
1Q16
1Q15 2Q15 3Q15 4Q15 1Q16

(in millions)

Earnings per share

(basic and diluted)



$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.22
1Q15
2Q15
3Q15
4Q15
1Q16

Overview

- *Gained invaluable retail, marketing and operations experience for future acquisition opportunities*
- Retain the acquired and legacy low-cost deposit portfolio
- Maintain a well-structured, diversified loan portfolio
- Operate in vibrant markets that afford loan, deposit and wealth management growth opportunities
- Balance growth with effective risk management practices
- Prioritize efficiency as a key strategic initiative for 2016

Deposit mix



60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
26%
20%
Non-interest bearing
MMDA & Savings
Time
Jumbo Time
FXNC
U.S Peer

Source: SNL Financial, peer banks with assets $500M - $1BN

Loan mix



50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Construction & Land Dev
1-4 Family
CRE & Multifamily
C&I
FXNC
U.S Peer

Source: SNL Financial, peer banks with assets $500M - $1BN

Asset Quality



Nonperforming assets (1)
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
0.9%
2011
2012
2013
2014
2015



Classified assets
$70
$60
$50
$40
$30
$20
$10
$0
$17
2011
2012
2013
2014
2015

(1) Expressed as a percentage of total assets and comprised of non-accrual loans and other real estate owned.

(dollars in millions)

Efficiency drivers

- Increase revenue
  - Continue the deployment of acquired, low-cost deposits into loans
  - Increase non-interest income, including wealth management and mortgage income, as well as deposit and loan fees
- Lower operating expenses
  - Streamline processes and delivery
  - Build alternative acquisition and delivery channels in response to changing customer preferences
  - Close low-transaction volume branches
  - Reduce personnel expense

Increase revenue

- Experienced, engaged sales team booked $61 million in net loan growth during 2015
  - Legacy market produced approximately $38 million
  - S. Region produced approximately $23 million, primarily in Harrisonburg (Rockingham County), Staunton and Waynesboro (Augusta County)
- Vibrant markets affording growth and loan opportunities

Footprint



81
66
95
81
64
64
77
64
81
85
95
77

Winchester, VA MSA

Major Employers Include:

- Valley Health System
- Navy Federal Credit Union
- U.S. Department of Defense
- Shenandoah University
- U.S. Department of Homeland Defense
- Wal Mart
- Rubbermaid Commercial Prod LLC



Population change
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
2000
2010
2020
2030
2040

Other Information:

- Current unemployment rate of 3.9%
- Majority of out-commuters to Wash, DC MSA
- AARP Top 10 for best places to retire
- Forbes Top 20 for best small cities for business
- 50 miles to Washington-Dulles International Airport



People who live and work in the area
In-Commuters
Out-Commuters
-
10,000
20,000
30,000

Source: Virginia Employment Commission

Harrisonburg, VA MSA

Major Employers Include:

- James Madison University
- Sentara Healthcare
- Cargill Meat Solutions
- Wal Mart
- R.R. Donnelley and Sons Company
- Great Eastern Resort Management
- Pilgrims Pride Corp



Population change
180,000
170,000
160,000
150,000
140,000
130,000
120,000
110,000
100,000
2000
2010
2020
2030
2040



People who live and work in the area
In-Commuters
Out-Commuters
-
10,000
20,000
30,000
40,000

Other Information:

- Current unemployment rate of 4.3%
- Majority of out-commuters to Augusta County
- Forbes Top 40 for best small cities for business

Source: Virginia Employment Commission

Staunton-Waynesboro, VA MSA

Major Employers Include:

- Augusta Medical Center
- McKee Foods Corporation
- Hershey Chocolate of Virginia
- Target Corp
- Hollister, Inc.
- Blue Ridge Community College
- AAF McQuay, Inc.


Population change
150,000
140,000
130,000
120,000
110,000
100,000
2000
2010
2020
2030
2040


People who live and work in the area
In-Commuters
Out-Commuters
-
10,000
20,000
30,000
40,000

Other Information:

- Current unemployment rate of 4.3%
- Majority of out-commuters to Rockingham County

Source: Virginia Employment Commission

Asset mix



$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
56%
65%
1Q15
2Q15
3Q15
4Q15
1Q16
Loans, gross
Securities & Int-bearing deposits
Other

(in thousands)

Net interest margin


4.00%
3.90%
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.63%
1Q15
2Q15
3Q15
4Q15
1Q16
FXNC
U.S. Peers

Source: SNL Financial, U.S. banks with assets $500M - $1BN

Lower operating expenses

- Streamline processes and delivery
  - De-centralization & automation of deposit services
    - Bill pay self enrollment
    - Automated mobile deposit enrollment
    - Instant issue debit cards
    - Expanded debit card activation options (ATM, phone and mobile)
    - Image enabled ATMs for deposit services
    - Branch empowerment to upload/activate deposit account and web services
  - Launched automated loan decision model

Lower operating expenses

- Alternative acquisition and delivery channels
  - Customer preferences are changing
    - Electronic transactions
    - Online account opening and funding
    - Non-traditional service hours via technological delivery
  - Presents an opportunity to meet customer expectations and lower costs
- Branch closures
  - Central Woodstock branch closed 12/31/15
  - Kernstown branch will close 7/30/16

Industry trends



Trends in noncash payments 2000-2012, by number and type of transaction
Billions
50
40
30
20
10
0
2000
2006
2012
Debit card
Credit card
ACH
Checks (paid)
Prepaid card

Source: 2013 Federal Reserve Payment Study

Bank trends



9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
7,619,241
5,755,979
2011
2012
2013
2014
2015
Check
Electronic
Operational
Branch

Lower operating expenses

- Reduce personnel expenses
  - Comprise 54% of non-interest expenses
  - Optimize staffing levels in response to changing customer preferences and efficiency enhancements



200
180
160
140
120
100
154
199
193
187
179
1Q15
2Q15
3Q15
4Q15
1Q16

Opportunity in efficiency



85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
77.3%
70.6%
71.4%
67.5%
First National Corp
VA Peers
US Peers
Top Performers *
First National Corp
VA Peers
US Peers
Top Performers *

Source: SNL Financial, peer banks with assets $500M - $1BN

*The top 20 Price / Tangible Book Value

Efficiency ratio


83.5%
77.3%
71.4%
83.0%
80.0%
77.0%
74.0%
71.0%
68.0%
65.0%
1Q15
2Q15
3Q15
4Q15
1Q16
U.S Peer 1Q16

Source: SNL Financial, peer banks with assets $500M - $1BN

Operating summary

- Increase revenue by re-mixing the balance sheet into loans and improving non-interest income
- Decrease operating expenses via streamlined processes, alternative delivery, fewer branches and reduced personnel costs
- Improve the efficiency ratio to drive EPS and currency value to create both organic and acquired growth opportunities

Closing remarks

Scott C. Harvard, President/CEO

Strategic Focus

- Strategic actions intentional and effective
- From clean up to stabilization to opportunistic
- Continue achievement of strong positive trends in financial performance metrics
- Risk management discipline and asset quality
- Focused on drivers of value
  - Efficiency ratio: revenue and expense management
  - Organic and acquired growth

Driver of value

Price / tangible book value by efficiency ratio



250%
200%
150%
100%
50%
0%
Price / TBV
74%
90%
87%
101%
127%
143%
192%
> 100%
90% to 100%
80% to 90%
70% to 80%
60% to 70%
50% to 60%
< 50%
Efficiency Ratio

Source: SNL Financial. Banks with assets less than $50 billion

Driver of value

Price / tangible book value by total assets



Price / TBV
200%
150%
100%
50%
0%
92%
105%
136%
185%
<$500MM
$500MM - $1BN
$1BN - $5BN
$5BN - $10BN
Total assets

Source: SNL Financial. Banks with assets less than $50 billion

Stock price

Since rights offering = +146.8%



$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
6/29/2012
6/29/2013
6/29/2014
6/29/2015
$9.50

Source: SNL Financial. Stock price from 7/1/2012 to 5/9/2016

Value proposition

- **Demonstrated Track Record of Plan Execution**
  - Completed effective turnaround
  - Seized acquisition opportunity at favorable pricing
  - Tangible Book Value recovery in one year
  - Record of making tough decisions to improve shareholder value
- **Strong Trends in Key Value Drivers**
  - Efficiency ratio and expenses reduced each quarter post acquisition
  - Four consecutive quarters of loan growth
  - Post acquisition interest margin increasing quarterly
  - Earnings per share increasing quarterly
- **Attractive Franchise in Growing Virginia Markets**
  - Largest Community Bank headquartered in the Shenandoah Valley
  - Projected market growth is strong, economies are diverse
  - Bedroom market to Washington DC Northern Virginia
- **Low Cost Core Funding Available for Loan Growth**
  - Significant on and off balance sheet liquidity
- **Focused on Driving Shareholder Value**
  - **Building scale, gaining efficiencies, driving profitability, improving multiples**

Stock profile: FXNC

Share Price (5/9/16)	$9.50
52 Week Range	$7.92 to $9.95
Shares Outstanding	4,924,539
Market Capitalization	$46.8 million
Average Daily Volume	1,265
Price/Book	98.1%
Price/Tangible Book	102.6%

Source: SNL Financial

Operating philosophy

Banking is a people business

"Large enough to deliver, small enough to care"